Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

To my knowledge, this Report on Form 10-Q for the nine months ended December 31, 2004 of Central Bancorp, Inc. (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the consolidated financial condition and results of operations of Central Bancorp, Inc.

	By:	/s/ John D. Doherty

John D. Doherty
Chairman, President and Chief Executive Officer

	By:	/s/ Paul S. Feeley

Paul S. Feeley
Senior Vice President, Treasurer and
Chief Financial Officer

Date: February 14, 2005